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                                                                   EXHIBIT 10.23

                               LICENSE AGREEMENT

This AGREEMENT is dated the      day of        , 1999.
BETWEEN:

NAXOS OF AMERICA, INC., 416 Mary Lindsay Polk Drive (Suite 509), Franklin, Tennessee 37067, USA (the LICENSOR)

AND:

INTERNATIONAL TRADING & MANUFACTURING CORPORATION, P.O. Box 2297, Del Mar, CA 92014, USA (Attn: Mike Meader)(the LICENSEE)

WHEREAS:

The Licensor owns or controls the rights in the sound recordings listed in Schedule A (the RECORDINGS); and

The Licensee is engaged in the business of producing and manufacturing a
compilation CD/audio cassette entitled                        (the PRODUCT); and

The Licensee wishes to use the Recordings in connection with the Product;

IT IS HEREBY AGREED AS FOLLOWS:

1.      LICENSE GRANT

     a) In consideration of the payment by the Licensee to the Licensor under
        Section 4 of this Agreement and the other covenants herein on the part of the Licensee, the Licensor hereby grants to the Licensee the non-exclusive right and license to reproduce and make copies of the Recordings for the purposes of manufacturing and distributing the Product.

     b) All rights other than those specifically granted herein are reserved by the Licensor. By way of illustration but not of limitation, the Recordings shall not be sold and/or used separately from the Product and the Licensee shall not have the right to change or adapt the copies of the Recordings supplied by the Licensor, except with respect to duration.

     c) The Licensor acknowledges that the Licensee plans to manufacture up to twelve (12) compilation CDs, for which it may wish to use additional sound recordings owned or controlled by the Licensor. In that case, the parties will negotiate in good faith agreements on similar terms and conditions with respect to the use of sound recordings to be used on such compilations.

2.   TERM

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   a) This Agreement shall commence upon the above date and shall end upon the earlier of:

      I) with respect to each of the Recordings, the expiration of the copyright therein, or

      II) the date on which publication of the Product has been definitively terminated.

      The Licensor shall give the Licensee reasonable notice of the expiration of copyright (including renewals and extensions) in the Recordings.

   b) Upon the expiration of the term of this Agreement, or upon termination of this Agreement as provided herein, all rights granted under this Agreement shall cease and terminate and the rights to make or authorize any further use of the Recordings and to use or distribute the Product shall also cease and terminate. The Licensee shall destroy its unsold stock of the Product and shall provide the Licensor with an affidavit of destruction.


3.    TERRITORY

The rights granted hereunder shall apply throughout the world.


4.    PAYMENT

In consideration of the license granted hereunder, the Licensee shall pay to the Licensor:

   a) for the manufacture of the first _____________ copies of the Product:

      i)  the sum of _____________ upon the execution hereof; or

      ii) an advance of _____________ upon the execution hereof, the sum of _____________ upon the first test marketing commitment for the Product, and the sum of _____________ upon the signing of a chain-wide distribution agreement in respect to the Product.

   b) for the manufacture of additional copies of the Product, _____________ for each _________ copies of the Product.


5.    LABELLING OF PRODUCTS

   a) The products shall be sold under the labels and/or trademarks of the Licensee, i.e. Baby Genius, Child Genius, Kid Genius, Little Genius and Genius.

   b) The Licensee shall include on the product credit to the Licensor as follows: "under license from Naxos".

   c) If the Product is manufactured without the credit set forth in subsection
      (b) above, the Licensee shall, at the discretion of the Licensor, either recall copies which have been distributed but which have not




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     yet reached the end consumer, and/or pay a contractual penalty equivalent to one-half of the fee set out in Section 4(a)(i) above.

6.   SAMPLES

The Licensee shall provide the Licensor with     sample copies of the Product
free of charge at the time of its commercial release.

7.   WARRANTIES

     a) The Licensor hereby warrants that, except for approvals of appropriate music publishers, it has the full right, power and authority to enter into this Agreement and to grant this license as the party which owns and/or controls the exclusive right to make copies of the Recording in the way and by the means authorized by this Agreement.

     b) The Licensee hereby warrants that it has the full right, power and authority to enter into this Agreement and to perform its obligations hereunder.

     c) The Licensee shall obtain music publishing clearances, if required, from the owners of the musical works embodied in the Recordings and shall pay any mechanical reproduction rights in respect of the Recordings reproduced on the Product, and guarantees the Licensor against any claim by any third party in this regard.

     d) Each party shall indemnify the other in respect of any costs, losses, claims or damages actually incurred by the party not in breach by reason of breach of this Agreement, but the Licensor's aggregate liability to the Licensee shall be limited to the amount of consideration actually paid by the Licensee hereunder. This shall survive the termination of this Agreement.

8.   ASSIGNMENT

     a) The Licensee may not transfer or assign the rights and license granted hereunder, in whole or in part, either affirmatively or by operation of law, without the Licensor's prior written consent.

     b) If the Licensor does grant consent to an assignment, the Licensee shall remain liable for the performance of all of the terms and conditions hereof to be performed on the Licensee's part and any such assignment or transfer shall be subject to all the terms hereof. The Licensee agrees that any assignee or person acquiring from it any right, title or interest shall be notified of the terms and conditions of this license and shall agree to be bound thereby.

9.   TERMINATION



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     a) Either party may terminate this Agreement (without prejudice to its other rights and remedies) by written notice sent by registered mail, if the other party is in breach of any of its obligations hereunder and has failed to remedy such breach within twenty-one (21) days of a written request for remedy from the party not in breach.

     b) This Agreement and the license granted hereunder shall automatically terminate immediately upon the Licensor sending written notice by registered mail to the Licensee at its address listed above, without prejudice to any claim which the Licensor may have for damages or otherwise, and the Licensee shall surrender the material supplied to it by the Licensor, on the occurrence of any of the following:

        (i) the Licensee is adjudicated bankrupt or files a petition in bankruptcy or is in process of reorganization under the Bankruptcy Act of the Licensee's country of domicile; or

        (ii) the Licensee takes advantage of the insolvency laws of any state or territory; or

        (iii) a permanent receiver, trustee, or similar court officer is appointed by a court of competent jurisdiction to administer its affairs; or

        (iv) the Licensee voluntarily or involuntarily goes out of business or attempts to assign, mortgage, or pledge all or substantially all of its assets for the benefit of its creditors; or

        (v) the Licensee attempts to assign this Agreement, or sublicense or terminate any of its rights or duties hereunder, or attempts to sell, mortgage or pledge the Recordings provided to it hereunder without the prior written consent of the Licensor.

10.     GENERAL

     a) This Agreement shall be subject to and interpreted in accordance with the laws of the state of Tennessee which courts shall have exclusive jurisdiction to hear and determine all disputes under or in connection with this Agreement.

     b) Notices to be given under this Agreement shall be sent to the address of the party to receive notice as stated above, which address may be changed by written notice hereunder.

     c) This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and merges all prior and contemporaneous communications. It shall not be modified except by a written agreement dated subsequent to the date of this Agreement and signed by the parties.

     d) Headings are for ease of reference only and shall not be deemed to form part of this Agreement.

     e) Nothing in this Agreement shall constitute a joint venture or a partnership between the parties.

     f) In the event that any clause of this Agreement should be revealed to be invalid or unenforceable, this shall not invalidate the remaining clauses of this Agreement.

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   g) Each of the parties agrees that the signature hereof on its behalf and on behalf of the other party and exchange hereof with such signatures in the first instance by means of facsimile transmission shall thereupon constitute a binding agreement between the parties and that the parties shall as soon as possible thereafter sign and exchange original paper copies hereof.




In witness of which this Agreement has been executed.



/s/ Vincent Peppe
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Vincent Peppe, Director of Licensing
Naxos of America, Inc.



/s/ Michael Meader
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Michael Meader
International Trading & Manufacturing Corp.





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                                   SCHEDULE A




















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